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                                                                   Exhibit 1.15

                               AMENDMENT NO. 11 TO
                    AMENDED AND RESTATED DECLARATION OF TRUST
                       OF NICHOLAS-APPLEGATE MUTUAL FUNDS


         THIS AMENDMENT NO. 10 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF NICHOLAS-APPLEGATE MUTUAL FUNDS is made as of the __ day of December, 1996 by the undersigned, constituting a majority of the Trustees of the Trust.

         WHEREAS, the Amended and Restated Declaration of Trust of the Trust adopted as of December 17, 1992, as heretofore amended, designated certain series of Interests of the Trust; and

         WHEREAS, the undersigned wish to designate the Nicholas-Applegate Large Cap Growth Institutional Portfolio and Nicholas-Applegate Core Growth International Institutional Portfolio as new series of the Trust;

         NOW THEREFORE, the Board of Trustees hereby amends the first sentence of Section 8.8 of the Amended and Restated Declaration of Trust of the Trust to read in full as follows:

     "Without limiting the authority of the Trustees set forth in this
     Section 8.8 to establish and designate any further series, the Trustees hereby establish and designate fifty-five series, as follows:

     Nicholas-Applegate Core Growth Portfolio A
     Nicholas-Applegate Core Growth Portfolio B
     Nicholas-Applegate Core Growth Portfolio C
     Nicholas-Applegate Core Growth Institutional Portfolio Nicholas-Applegate Core Growth Qualified Portfolio Nicholas-Applegate Government Income Portfolio A Nicholas-Applegate Government Income Portfolio B Nicholas-Applegate Government Income Portfolio C Nicholas-Applegate Government Income Institutional Portfolio Nicholas-Applegate Government Income Qualified Portfolio Nicholas-Applegate Income & Growth Portfolio A Nicholas-Applegate Income & Growth Portfolio B Nicholas-Applegate Income & Growth Portfolio C Nicholas-Applegate Income & Growth Institutional Portfolio Nicholas-Applegate Income & Growth Qualified Portfolio Nicholas-Applegate Balanced Growth Portfolio A Nicholas-Applegate Balanced Growth Portfolio B Nicholas-Applegate Balanced Growth Portfolio C Nicholas-Applegate Balanced Growth Institutional Portfolio Nicholas-Applegate Balanced Growth Qualified Portfolio Nicholas-Applegate Worldwide Growth Portfolio A Nicholas-Applegate Worldwide Growth Portfolio B Nicholas-Applegate Worldwide Growth Portfolio C Nicholas-Applegate Worldwide Growth Institutional Portfolio Nicholas-Applegate Worldwide Growth Qualified Portfolio Nicholas-Applegate Emerging Growth Portfolio A Nicholas-Applegate Emerging Growth Portfolio B Nicholas-Applegate Emerging Growth Portfolio C Nicholas-Applegate Emerging Growth Institutional Portfolio Nicholas-Applegate Emerging Growth Qualified Portfolio


                                      -1-
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     Nicholas-Applegate International Growth Portfolio A
     Nicholas-Applegate International Growth Portfolio B
     Nicholas-Applegate International Growth Portfolio C
     Nicholas-Applegate International Growth Institutional Portfolio Nicholas-Applegate International Growth Qualified Portfolio
     Nicholas-Applegate Money Market Portfolio
     Nicholas-Applegate Money Market Institutional Portfolio
     Nicholas-Applegate Emerging Countries Portfolio A
     Nicholas-Applegate Emerging Countries Portfolio B
     Nicholas-Applegate Emerging Countries Portfolio C
     Nicholas-Applegate Emerging Countries Institutional Portfolio Nicholas-Applegate Emerging Countries Qualified Portfolio
     Nicholas-Applegate Global Growth & Income Portfolio A
     Nicholas-Applegate Global Growth & Income Portfolio B
     Nicholas-Applegate Global Growth & Income Portfolio C
     Nicholas-Applegate Global Growth & Income Institutional Portfolio Nicholas-Applegate Global Growth & Income Qualified Portfolio Nicholas-Applegate Short-Intermediate Institutional Fixed Income Portfolio Nicholas-Applegate Fully Discretionary Institutional Fixed Income Portfolio Nicholas-Applegate Mini-Cap Growth Institutional Portfolio
     Nicholas-Applegate Value Institutional Portfolio
     Nicholas-Applegate High Yield Bond Institutional Portfolio
     Nicholas-Applegate Strategic Income Institutional Portfolio
     Nicholas-Applegate Large Cap Growth Institutional Portfolio
     Nicholas-Applegate Core Growth International Institutional Portfolio

         IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



-----------------------------      ----------------------------
Arthur B. Laffer                   Fred C. Applegate



-----------------------------
Charles E. Young